Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: PARTS iD, Inc. et al.,[1] Debtors.	Chapter 11 23-12098 (LSS) (Jointly Administered)

NOTICE OF (I) ENTRY OF FINDINGS OF FACT, CONCLUSIONS OF LAW,
AND ORDER APPROVING THE ADEQUACY OF THE DEBTORS’ DISCLOSURE
STATEMENT FOR, AND CONFIRMING, THE DEBTORS’ JOINT PREPACKAGED
CHAPTER 11 PLAN OF REORGANIZATION OF PARTS ID, INC. AND PARTS ID, LLC (II) OCCURRENCE OF EFFECTIVE DATE

PLEASE TAKE NOTICE OF THE FOLLOWING:

1.     Petition Date. On December 26, 2023 (the “Petition Date”), each of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Court”).

2.     Confirmation of the Plan. On February 5, 2024, the Court entered an order [D.I. 169] (the “Confirmation Order”), approving the Disclosure Statement Relating to the Joint Prepackaged Chapter 11 Plan of Reorganization of PARTS iD, Inc. and PARTS iD, LLC [D.I. 15] (the “Disclosure Statement”) and confirming the Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of PARTS iD, Inc. and PARTS iD, LLC [D.I. 147] (the “Plan”).2

3.     Effective Date. On February 22, 2024 (the “Effective Date”), each of the conditions precedent to consummation of the Plan enumerated in Article IX.A of the Plan were satisfied or waived in accordance with the Plan and the Confirmation Order, and the Effective Date of the Plan occurred.

4.     Deadline to File Professional Fee Claim. In accordance with Article II.C of the Plan, all requests for payment of Professional Fee Claims for services rendered and reimbursement of expenses incurred prior to the entry of the Confirmation Order must be filed no later than April 8, 2024 (the “Professional Fee Claim Bar Date”), or 45 days after the Effective Date. All requests for payment of Professional Fee Claims must be (i) made in writing, (ii) filed with the Clerk of the Court, 824 North Market Street, 3rd Floor, Wilmington, Delaware 19801 and (iii) served upon the following parties so as to be received no later than the Professional Fee Claim Bar Date: (a) counsel for the Debtors, DLA Piper LLP (US), 1201 N. Market Street, Suite 2100, Wilmington, Delaware 19801-1147 (Attn.: R. Craig Martin, Esq. [craig.martin@us.dlapiper.com]) and 500 8th Street, NW, Washington, D.C. 20004 (Attn.: Erik F. Stier, Esq. [erik.stier@us.dlapiper.com]); (b) the Office of the United States Trustee, J. Caleb Boggs Federal Building, 844 King St., Lockbox 35, Wilmington, DE 19801 (Attn.: Linda J. Casey [linda.casey@usdoj.gov]); and (c) counsel for Fifth Star, Inc., Sidley Austin LLP, One South Dearborn, Chicago, Illinois 60603, (Attn: Matthew A. Clemente, Esq. at mclemente@sidley.com), and Young Conaway Stargatt & Taylor, LLP, Rodney Square, 1000 North King Street, Wilmington, Delaware 19801, (Attn: Edmon L. Morton, Esq. at emorton@ycst.com).

1       The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: PARTS iD, Inc. (4868), and PARTS iD, LLC (5607). The corporate headquarters and the mailing address for the Debtors is 1 Corporate Drive, Suite C, Cranbury, NJ 08512.

2       Capitalized terms used but not defined herein have the meanings given to them in the Plan.

5.     Release, Discharge, Exculpation, and Injunction Provisions. The Court has approved certain discharge, release, exculpation, injunction, and related provisions in Article VIII of the Plan. The Plan and the Confirmation Order contain other provisions that may affect your rights. You are encouraged to review the Plan and the Confirmation Order in their entirety.

6.     Copies of Pleadings. Copies of the Plan, the Disclosure Statement, and the Confirmation Order, all pleadings, notices, and other documents filed in the Debtors’ Chapter 11 Cases are publicly available at the Court’s website at https://www.deb.uscourts.gov (note that a PACER password is needed to access documents on the Court’s website) or by accessing the website maintained by Kroll Restructuring Administration LLC, the Debtors’ noticing agent, available at: https://cases.ra.kroll.com/PARTSiD (which is free of charge) or by contacting counsel for the Debtors using the contact information below.

[Remainder of Page Intentionally Left Blank]

Dated: February 22, 2024	Respectfully submitted,
Wilmington, Delaware

DLA PIPER LLP (US)

/s/

R. Craig Martin (DE 5032)

1201 N. Market Street, Suite 2100

Wilmington, Delaware 19801

Telephone: (302) 468-5700

Facsimile: (302) 394-2341

Email: craig.martin@us.dlapiper.com

-and-

Erik F. Stier (admitted pro hac vice)

500 8th Street, NW

Washington, D.C. 20004

Telephone: (202) 799-4258

Facsimile: (202) 799-5000

Email: erik.stier@us.dlapiper.com

Proposed Counsel for the Debtors